			1. CONTRACT ID CODE		PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1	2
2. AMENDMENT/MODIFICATION NO. 0001	3. EFFECTIVE DATE See Block 16C		4. REQUISITION/PURCHASE REQ. NO. OS235415		5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6)		CODE	ASPR-BARDAO1
US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515			ASPR-BARDA 330 Independence Ave, SW, Rm G644 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)			(x)	9A. AMENDMENT OF SOLICITATION NO.
SIGA TECHNOLOGIES, INC. 1385150 SIGA TECHNOLGIES, INC. 31 East 62nd Street NEW YORK, NY 100658446

9B. DATED (SEE ITEM 11)

			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C

10B. DATED (SEE ITEM 13)
CODE 1385150	FACILITY CODE		09/10/2018
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended,   is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $12,186,975.00
2019.1990051.25505
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) Bilateral Modification; FAR 17.207(c) (1) Exercise of Options with Avaliable Funds
D. OTHER (Specify type of modification and authority
E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516
Procurement and Late-Stage Development of Smallpox Antiviral Drug(s)

The purpose of this modification is to exercise Option CLIN0007 in the amount of $12,186,975.00 and change the COR information listed in Article G.2 as follows.
Delivery: 12/31/2023
Delivery Location Code: HHS/OS/ASPR
HHS/OS/ASPR
200 C St SW
WASHINGTON DC 20201 US
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E Hurby, CSO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brooke Bernold

15B. CONTRACTOR/OFFEROR /s/ Dennis E Hurby, CSO		15C. DATE SIGNED 19 Feb 2019	16b. united states of america		16c. date signed
			BY	/s/ Brooke T. Bernold	21 Feb 2019
(Signature of person authorized to sign)			(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous Edition Unusable		30-105	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

The purpose of this modification is to exercise Option CLIN0007 in the amount of $12,186,975.00 and change the COR information listed in Article G.2 as follows.
Article B.3. Option Prices

CLIN	Period of Performance	Supplies/ Services	Total Est. Cost	Fixed Fee	Total Cost Plus Fixed Fee ($)
0007 (Option - Exercised)	01/01/19 – 12/31/2023	Phase IV post marketing commitments (nonparenteral (oral) formulation) including relabeling of approved drug in the SNS (this is an option that may or may not be exercised as required by the FDA)	$11,497,147	$689,828	$12,186,975

Article G.2. Contracting Officer’s Representative (COR)
The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:
David Simon
Contracting Officer’s Representative
Biomedical Advanced Research and Development Authority (BARDA)
Office of the Assistant Secretary for Preparedness and Response
Department of Health and Human Services
David.Simon@hhs.gov
(202) 260-1101